EGShares Brazil Infrastructure ETF
EGShares Brazil Infrastructure ETF
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund (“Shares”). You may also incur customary brokerage charges when buying or selling Fund Shares.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Annual Fund Operating Expenses		EGShares Brazil Infrastructure ETF
Management Fees		0.95%
Distribution and/or Service (12b-l) Fees		none
Other Expenses		0.58%
Total Annual Fund Operating Expenses	[1]	1.53%
Fee Waiver and/or Expense Reimbursement	[2]	(0.68%)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement		0.85%
[1]	The fee table has been restated to: (1) remove from Other Expenses an excise tax of 0.03% paid during the fiscal year ended March 31, 2012, which is not expected to be incurred during the fiscal year ended March 31, 2013; and (2) reflect current Total Other Expenses as of September 30, 2012, the date of the Fund's Semi-Annual Report. If the excise tax and the original Other Expenses had been included, Total Other Expenses would have been 0.56%, Total Annual Fund Operating Expenses would have been 1.51% and, because excise taxes are excluded from the expense cap established by the Agreement, Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement would have been 0.88%.
[2]	EGA Emerging Global Shares Trust (the "Trust") and Emerging Global Advisors, LLC ("EGA"), sub-adviser to the Fund, have entered into a written fee waiver and expense reimbursement agreement ("Agreement") pursuant to which EGA has agreed to waive a portion of its fees and/or reimburse expenses to the extent necessary to keep the Fund's Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary and other non-routine expenses) from exceeding 0.85% of net assets. The Agreement will remain in effect and will be contractually binding through July 31, 2013. If Total Annual Fund Operating Expenses would fall below the expense limit, EGA may cause the Fund's expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the previous three year period. The Agreement shall automatically terminate upon the termination of the Sub-Advisory Agreement or, with respect to a Fund, in the event of merger or liquidation of the Fund. The Agreement may be terminated at any time by the Board of Trustees of the Trust, but may not be terminated by EGA during the term of this Agreement.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of the Shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that you may pay to buy and sell exchange-traded Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example (USD $)	1 Year	3 Years	5 Years	10 Years
EGShares Brazil Infrastructure ETF	87	417	770	1,766